Exhibit 99.77(q)

ITEM 77Q – Exhibits

(a)(1)	Amendment No. 5, effective October 13, 2011, to the Declaration of Trust of ING Separate Portfolios Trust dated March 2, 2007 – Filed as an exhibit to Post-Effective Amendment No. 13 to the Registrant’s Form N-1A Registration Statement on July 26, 2012 and incorporated herein by reference.